UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to §240.14a-12
Clearwire Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Clearwire Corporation

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	April 20, 2009

Date:	June 17, 2009 Time: 9:00 AM PDT

Location:	Woodmark Hotel Marina Room 1200 Carillon Point Kirkland, Washington 98033

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

       Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
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       How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you vote FOR the following:

1.	ELECTION OF DIRECTORS
Nominees:
01	Craig O. McCaw	02 Jose A. Collazo	03 Keith O. Cowan	04 Peter L.S. Currie	05 Steven L. Elfman
06	Dennis S. Hersch	07 Daniel R. Hesse	08 Frank Ianna	09 Sean Maloney	10 Brian P. McAndrews
11	Theodore H. Schell	12 John W. Stanton

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Proposal to ratify the appointment of Deloitte & Touche LLP as Clearwire Corporation’s independent registered public accountants for the fiscal year 2009.

NOTE: This proxy will also be voted by the appointed proxy or proxies on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Voting Instructions